May 1, 2002

NU SKIN ENTERPRISES, INC.
1 Nu Skin Plaza
75 West Centre Street
Provo, Utah 84601

             Re:    First Amendment to Note Purchase Agreement

Ladies and Gentlemen:

        Reference is made to the Note Purchase Agreement (the “Agreement”) dated October 12, 2000 between Nu Skin Enterprises, Inc. (the “Company”) and The Prudential Insurance Company of America (“Prudential”). Capitalized terms used and not otherwise delivered herein shall have the meanings provided in the Agreement.

        Pursuant to the request of the Company and Section 17 of the Agreement, Prudential and the Company hereby agree that the defined term “Material Subsidiaries” appearing in Schedule B of the Agreement shall be amended by deleting the existing text of clause (b) thereof in its entirety and substituting therefor the following:

“(b) each other Subsidiary of the Company which (i) had revenues during the four most recently ended fiscal quarters equal to or greater than 5.0% of the consolidated total revenues of the Company and its Subsidiaries during such period (provided that if the Company and Subsidiaries collectively own not more than 30% of the outstanding equity, by value, of Nu Skin Malaysia Holdings, then Nu Skin Malaysia Holdings and its subsidiaries shall not be deemed Material Subsidiaries by reason of this clause (i) unless their consolidated revenues during the four most recently ended fiscal quarters equaled or exceeded 15.0% of the consolidated total revenues of the Company and its Subsidiaries during such period), or (ii) is an Obligor under any Guarantee with respect to the Indebtedness of the Company under any Significant Credit Facility.”

NU SKIN ENTERPRISES, INC.
May 1, 2002

        In order to induce Prudential to enter into this amendment, the Company has represented and warranted that no Default or Event of Default exists under the Agreement as of the date hereof. This amendment shall be effective when executed on behalf of the Company and each Subsidiary Guarantor and an original counterpart hereof has been delivered to Prudential.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Stephen J. DeMartini Stephen J. DeMartini
Its: Vice President

Confirmed and agreed:

NU SKIN ENTERPRISES, INC.

By: /s/ Truman Hunt Truman Hunt
Its: Executive Vice President and Chief Legal Counsel

The undersigned Subsidiary Guarantors hereby consent to the foregoing.

NU SKIN HONG KONG, INC. NU SKIN INTERNATIONAL, INC. NU SKIN TAIWAN, INC. NU SKIN UNITED STATES, INC.

By: /s/ Corey B. Lindley Name: Corey B. Lindley Title: Executive Vice President and Chief Financial Officer